EXHIBIT 99.1

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based upon the historical financial statements of the Partnership, adjusted to reflect the disposition of its 900,000 barrel crude oil storage terminal known as the Corpus Christi Crude Terminal (or CCCT), its refined product barge terminal, certain pipelines and related easements as well as dockage and trans-loading assets (collectively, the "CCCT Assets").

The following unaudited pro forma condensed consolidated financial information of the Partnership should be read in conjunction with the related notes and with the historical consolidated financial statements of the Partnership and the related notes included in previous filings with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated balance sheet reflects the disposition of the CCCT Assets, as if it occurred on September 30, 2016, while the unaudited pro forma condensed consolidated statements of operations give effect to the disposition as if it occurred on January 1, 2015. The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that the Partnership’s management believes are reasonable.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and do not purport to be indicative of the actual operating results or financial position that would have occurred if the transaction described above had occurred as presented in such statements. In addition, future results may vary significantly from the results reflected in such statements. For example, this financial information does not reflect any potential earnings from the use of the proceeds from the disposition or reductions of previously allocated corporate costs.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2016
(Dollars in thousands)

	MMLP	Adjustments for		Pro Forma
	Historical	CCCT Assets		Consolidated
Assets
Cash	$10	$95,657	A	$2,067
		(93,600)	C
Accounts and other receivables, less allowance for doubtful accounts of $453	46,327	—		46,327
Product exchange receivables	159	—		159
Inventories	107,476	—		107,476
Due from affiliates	8,194	—		8,194
Fair value of derivatives	89	—		89
Other current assets	4,439	—		4,439
Assets held for sale	73,197	(73,197)	B	—
Total current assets	239,891	(71,140)		168,751

Property, plant and equipment, at cost	1,301,233	—		1,301,233
Accumulated depreciation	(411,821)	—		(411,821)
Property, plant and equipment, net	889,412	—		889,412

Goodwill	17,296	—		17,296
Investment in WTLPG	129,794	—		129,794
Note receivable - Martin Energy Trading LLC	15,000	—		15,000
Other assets, net	48,951	—		48,951
Total assets	$1,340,344	$(71,140)		$1,269,204

Liabilities and Partners’ Capital
Trade and other accounts payable	$60,462	$—		60,462
Product exchange payables	10,188	—		10,188
Due to affiliates	3,879	—		3,879
Income taxes payable	550	—		550
Fair value of derivatives	209	—		209
Other accrued liabilities	14,804	—		14,804
Liabilities held for sale	23,400	(23,400)	B	—
Total current liabilities	113,492	(23,400)		90,092

Long-term debt, net	913,504	(93,600)	C	819,904
Other long-term obligations	2,435	—		2,435
Total liabilities	1,029,431	(117,000)		912,431

Commitments and contingencies
Partners’ capital	310,913	45,860	D	356,773
Total partners’ capital	310,913	45,860		356,773
Total liabilities and partners' capital	$1,340,344	$(71,140)		$1,269,204

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Nine Months Ended September 30, 2016
(Dollars in thousands, except per unit amounts)

	MMLP	Adjustments for		Pro Forma
	Historical	CCCT Assets		Consolidated
Revenues:
Terminalling and storage	$93,565	$(16,654)	E	$76,911
Marine transportation	44,531	—		44,531
Natural gas services	46,118	—		46,118
Sulfur services	8,100	—		8,100
Product sales:
Natural gas services	207,368	—		207,368
Sulfur services	105,459	—		105,459
Terminalling and storage	85,349	—		85,349
	398,176	—		398,176
Total revenues	590,490	(16,654)		573,836

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	184,781	—		184,781
Sulfur services	73,734	—		73,734
Terminalling and storage	70,306	—		70,306
	328,821	—		328,821
Expenses:
Operating expenses	121,542	(6,971)	E	114,571
Selling, general and administrative	24,364	(20)	E	24,344
Loss on impairment of goodwill	4,145	—		4,145
Depreciation and amortization	66,266	(5,381)	E	60,885
Total costs and expenses	545,138	(12,372)		532,766

Other operating income (loss)	(1,582)	—		(1,582)
Operating income	43,770	(4,282)		39,488

Other income (expense):
Equity in earnings of WTLPG	3,602	—		3,602
Interest expense, net	(34,046)	2,293	F	(31,753)
Other, net	866	(12)	E	854
Total other expense	(29,578)	2,281		(27,297)

Net income (loss) before taxes	14,192	(2,001)		12,191
Income tax expense	(422)	34	E	(388)
Income (loss) from continuing operations	13,770	(1,967)		11,803
Less general partner's interest in net (income) loss	(8,062)	39		(8,023)
Less (income) loss allocable to unvested restricted units	(36)	5		(31)
Limited partners' interest in net income (loss)	$5,672	$(1,923)		$3,749

Net income per limited partner unit - basic and diluted	$0.16			$0.11
Weighted average limited partner units - basic	35,358,217			35,358,217
Weighted average limited partner units - diluted	35,381,067			35,381,067

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Year Ended December 31, 2015
(Dollars in thousands, except per unit amounts)

	MMLP	Adjustments for		Pro Forma
	Historical	CCCT Assets		Consolidated
Revenues:
Terminalling and storage	$132,945	$(32,363)	E	$100,582
Marine transportation	78,753	—		78,753
Natural gas services	64,858	—		64,858
Sulfur services	12,270	—		12,270
Product sales:
Natural gas services	458,302	—		458,302
Sulfur services	157,891	—		157,891
Terminalling and storage	131,825	—		131,825
	748,018	—		748,018
Total revenues	1,036,844	(32,363)		1,004,481

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	413,795	—		413,795
Sulfur services	114,766	—		114,766
Terminalling and storage	112,836	—		112,836
	641,397	—		641,397
Expenses:
Operating expenses	183,466	(15,291)	E	168,175
Selling, general and administrative	36,788	(48)	E	36,740
Impairment of long lived assets	10,629	—		10,629
Depreciation and amortization	92,250	(6,156)	E	86,094
Total costs and expenses	964,530	(21,495)		943,035

Other operating loss	(2,161)	—		(2,161)
Operating income	70,153	(10,868)		59,285

Other income (expense):
Equity in earnings of WTLPG	8,986	—		8,986
Interest expense, net	(43,292)	2,747	F	(40,545)
Gain on retirement of senior unsecured notes	1,242	—		1,242
Other, net	1,124	(12)	E	1,112
Total other expense	(31,940)	2,735		(29,205)

Net income (loss) before taxes	38,213	(8,133)		30,080
Income tax expense	(1,048)	65	E	(983)
Income (loss) from continuing operations	37,165	(8,068)		29,097
Income from discontinued operations, net of income taxes	1,215	—		1,215
Net income (loss)	38,380	(8,068)		30,312
Less general partner's interest in net (income) loss	(16,338)	161		(16,177)
Less (income) loss allocable to unvested restricted units	(140)	29		(111)
Limited partners' interest in net income (loss)	$21,902	$(7,878)		$14,024

Net income per limited partner unit - basic and diluted	$0.62			$0.40
Weighted average limited partner units - basic	35,308,649			35,308,649
Weighted average limited partner units - diluted	35,371,529			35,371,529

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands)

(A)	To reflect the Partnership's cash proceeds of $95,657.

(B)	To reflect the disposition of the CCCT Assets' specified balance sheet accounts (primarily fixed assets and working capital accounts) as set forth in the asset purchase agreement.

(C)	To reflect the application of the Partnership's net cash proceeds from the disposition of the CCCT Assets to reduce long-term debt.

(D)	To reflect the impact on equity at the time of sale of approximately $45,860 from the disposition of the CCCT Assets.

Net proceeds	$95,657
Less:
Carrying value of assets sold	49,797
Impact on equity	$45,860

(E)	To reflect the removal of the operating results of the CCCT Assets as if the transaction occurred on January 1, 2015.

(F)	To reflect the reduction in interest expense due to repayment of borrowings under the revolving credit facility using the net cash proceeds from the sale of CCCT Assets.